Exhibit 10.15.5

Agreement Number 000 1641-5

Amendment #5 to the License Agreement No. 000 1641

between TomTom North America, Inc. and TeleNav, Inc.

This is the fifth Amendment (“Amendment #5”) to the License Agreement No. 000 1641, dated July 1, 2009, (the “Agreement”) between TomTom North America, Inc. (“TomTom”) and TeleNav, Inc. (“Licensee”) (collectively, the “Parties”).

WHEREAS, the Parties have entered into the Agreement for TomTom’s data, and

WHEREAS, the Parties wish to amend such Agreement,

NOW, THEREFORE, in consideration of the mutual undertakings and agreements hereinafter set forth, the Parties agree to amend the Agreement as follows:

1. Schedule A, Subsection Premium TomTom Products, shall be amended to include the following:

ConnectPlus™ Uruguay

Voice Maps North America – coverage for the United States and, Canada

Voice Maps Mexico

Voice Maps Points of Interest Mexico

Voice Maps Points of Interest North America – coverage of the United States and Canada

Voice Maps Latin America – coverage for Argentina, Brazil, Chile and Uruguay, when commercially available

Voice Maps Points of Interest Latin America – coverage for Argentina, Brazil, Chile and Uruguay, when commercially available

ConnectPlus™ Venezuela – when commercially available

MultiNet® Venezuela – when commercially available

Speed Profiles Mexico – when commercially available.

2. Schedule G, Subsection Value Added Product [*****], shall be amended to include the following in the list of Licensed TomTom Products used within the Value Added Product:

ConnectPlus™ Uruguay

ConnectPlus™ Venezuela – when commercially available

MultiNet® Venezuela – when commercially available

3. Schedule G, Subsection Value Added Product [*****], shall be deleted and replaced with the following:

Value Added Product [*****] shall be comprised of the following Licensed TomTom Products:

MultiNet® North America, coverage for the United States and Canada

MultiNet® Mexico

Argentina and Uruguay Partner Product

Chile Partner Product

ConnectPlus Brazil

TomTom	TeleNav, Inc. License Agreement, Amendment #5, 11/2011, pg. 1	Licensee
CA_0000608_3	TomTom CONFIDENTIAL

Agreement Number 000 1641-5

MultiNet® Bahrain

MultiNet® Oman

MultiNet® Qatar

MultiNet® Saudi Arabia

MultiNet® United Arab Emirates

MultiNet® Jordan – commencing upon commercial release

MultiNet® Uruguay

MultiNet® Chile

MultiNet® Argentina

MultiNet® Brazil

MultiNet® Kuwait

Local Points of Interest North America – coverage of the United States and Canada, available upon commercial release [*****]

MultiNet® Voice Maps North America, coverage for the United States and Canada.

MultiNet®Voice Maps Mexico

MultiNet® Voice Maps Points of Interest North America – coverage of the United States and Canada

Voice Maps Points of Interest Mexico

Voice Maps Latin America – coverage for Argentina, Brazil, Chile and Uruguay, when commercially available

Voice Maps Points of Interest Latin America – coverage for Argentina, Brazil, Chile and Uruguay, when commercially available

2D City Maps North America – coverage of the United States and Canada

3D Landmarks North America, coverage for the United States and Canada

3D Landmarks Mexico

MultiNet® Premium Points of Interest North America, coverage for the United States and Canada.

Brand Icons, coverage as outlined in the product release notes.

MultiNet® Premium Points of Interest Mexico.

MultiNet® Premium Points of Interest Argentina – commencing upon commercial release

MultiNet® Premium Points of Interest Brazil – commencing upon commercial release

Speed Profiles North America, coverage for the United States and Canada.

Use is restricted to the following two features:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav, Inc. License Agreement, Amendment #5, 11/2011, pg. 2	Licensee
CA_0000608_3	TomTom CONFIDENTIAL

Agreement Number 000 1641-5

Average Speeds – [*****] value for [*****] speed, and a [*****] value for [*****] speed, for each road element in MultiNet® (limited to coverage).

Detailed Speed Profiles – a [*****] speed and a corresponding speed [*****] is provided for [*****] for the [*****] road elements within MultiNet®.

Speed Profiles Mexico – when commercially available

Use is restricted to the following two features:

Average Speeds –[*****] value for [*****] speed, and a [*****] value for [*****] speed, for each road element in MultiNet® (limited to coverage).

Detailed Speed Profiles – a [*****] speed and a corresponding speed [*****] is provided for [*****] for the [*****] road elements within MultiNet®.

Voice Maps North America – coverage for the United States and, Canada

Voice Maps Mexico

MultiNet® Voice Maps Points of Interest North America – coverage of the United States and Canada (VAP [*****])

Voice Maps Latin America – coverage for Argentina, Brazil, Chile and Uruguay, when commercially available (VAP [*****])

ConnectPlus™ Venezuela – when commercially available

MultiNet® Venezuela – when commercially available

Basic Map + Extended Features + Voice Map (2-Way) & 3D Landmarks for:

US & Canada

Licensed TomTom Product	Coverage	Royalties
Base Map + Extended Features + Voice Map (2-way) + Voice Map POI + 3D Landmarks	US/CAN	$[*****]/license

MultiNet® Premium Points of Interest file including Brand Icons

This shall be in addition to the pricing above.

Licensed TomTom Product	Coverage	Royalties
Premium POIs, Brand Icons	US/CAN	$[*****]/license

US, Canada, Mexico

Licensed TomTom Product	Coverage	Royalties
Base Map + Extended Features + Voice Maps (2-way) + Voice Maps POI + 3D Landmarks	US/CAN/MEX	$[*****]/license

MultiNet® Premium Points of Interest file including Brand Icons

This shall be in addition to the pricing above.

Licensed Product	Coverage	Royalties
Premium POI’s & Brand Icons	US/CAN/MEX	$[*****]/license

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav, Inc. License Agreement, Amendment #5, 11/2011, pg. 3	Licensee
CA_0000608_3	TomTom CONFIDENTIAL

Agreement Number 000 1641-5

Mexico

Licensed TomTom Product	Coverage	Royalties
Base Map + Extended Features + Voice Map (2-way) + Voice Map POI + 3D Landmarks	MEX	$[*****]/license

MultiNet® Premium Points of Interest file including Brand Icons

This shall be in addition to the pricing above.

Licensed Product	Coverage	Royalties
Premium POI’s & Brand Icons	MEX	$[*****]/license

Speed Profiles

This shall be in addition to the pricing above.

Licensed TomTom Product	Coverage	Royalties
TomTom Speed Profiles (use of Average Speed only)	US/CAN	$[*****]/license
TomTom Speed Profiles	US/CAN	$[*****]/license
TomTom Speed Profiles (use of Average Speed only)	US/CAN/MEX	$[*****]
TomTom Speed Profiles	US/CAN/MEX	$[*****]
TomTom Speed Profiles (use of Average Speed only)	MEX	$[*****]/license
TomTom Speed Profiles	MEX	$[*****]/license

2D CityMaps

This shall be in addition to the pricing above.

Licensed TomTom Product	Coverage	Royalties
2D CityMaps North America	US/CAN	$[*****]/license
2D CityMaps North America	MEX	$[*****]/license

Rest of World

Licensed TomTom Product	Coverage	Royalties
Base Maps + Premium POI + Brand Icons (when commercially available)+ Voice Maps (2-Way) + Voice Maps POI	South America*	$[*****]/license
Base Maps	Middle East**	$[*****]/license
Base Map	Venezuela***	$[*****]/license

*	Region South America: Base Maps, Premium POI and Voice Maps (2-way) coverage for Argentina, Brazil, Chile and Uruguay, as commercially available. Pricing is based on the exclusive use of TomTom Base Map and Enhancement features for the [*****] Navigation platform for the Region South America, as coverage is defined above, for the term of this Agreement.
**	Region Middle East: coverage for Bahrain, Jordan, Kuwait, Oman, Qatar, Saudi Arabia, United Arab Emirates Should Voice Maps and/or Premium Points of Interest become available for the Middle East, the Licensed TomTom Products may be made available for a fee at a similar discount level.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav, Inc. License Agreement, Amendment #5, 11/2011, pg. 4	Licensee
CA_0000608_3	TomTom CONFIDENTIAL

Agreement Number 000 1641-5

***	Should Voice Maps and/or Premium Points of Interest become available for Venezuela, the Licensed TomTom Products may be made available for a fee at a similar discount level.

Additional Restrictions:

The above pricing is being offered exclusively for the [*****] Navigation platform.

Pricing is based on the exclusive use of TomTom Base Map and Enhancement features for the [*****] Navigation platform for North America; United States, Canada & Mexico for the term of this Agreement.

TomTom pricing requires exclusive use of MultiNet® map data whenever other TomTom Premium products (3D Landmarks, Premium POIs, Voice Maps, Speed Profiles, etc) are based on vehicle volume for the features listed above and previously quoted.

TomTom requires that the end consumer system includes a copy protection and a VIN registration mechanism, such that the map media can clearly be assigned to only one (1) vehicle at a time.

4. Schedule G, Subsection Value Added Product G, shall be amended to include the following in the list of Licensed TomTom Products used within the Value Added Product:

ConnectPlus™ Venezuela – when commercially available

MultiNet® Venezuela – when commercially available

5. Except as otherwise amended herein, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict in terms, this Amendment #5 shall take precedence over the Agreement and any previous amendment(s).

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment #5 to be effective, valid and binding upon the Parties as of March 24, 2011.

TomTom North America, Inc.		TeleNav, Inc.
a California corporation 11 Lafayette Street Lebanon, NH 03766-1445		a Delaware corporation 1130 Kifer Road Sunnyvale, CA 94086

By:	/s/ M.M.A. van Gool	By:	/s/ Douglas S. Miller
Name:	M.M.A. van Gool	Name:	Douglas S. Miller
Title:	Managing Director, Business Unit Licensing	Title:	Chief Financial Officer

Date: 6-12-2011		Date: 12/7/11

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav, Inc. License Agreement, Amendment #5, 11/2011, pg. 5	Licensee
CA_0000608_3	TomTom CONFIDENTIAL